Exhibit 99.1

Rocket Lab Announces “Redemption Fair Market Value” in

Connection With Redemption of its Outstanding Warrants

Long Beach, California. January 7, 2022 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today announced the “Redemption Fair Market Value” in connection with its previously announced redemption of its outstanding Warrants (as defined below). The Redemption Fair Market Value will be used to determine the number of shares of common stock, par value $0.0001 per share (the “Common Stock”), that will be issued on a “cashless” exercise of a Warrant subject to the terms of the Warrant Agreement (as defined below).

On December 22, 2021, the Company announced that it will redeem all of its outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s common stock that were issued under the Warrant Agreement, dated as of September 24, 2020, by and among Rocket Lab USA, Inc. (f/k/a Vector Acquisition Corporation) and Continental Stock Transfer & Trust Company (“Continental”), as original warrant agent, as amended by and assigned to and assumed by the Company, pursuant to that certain Amendment to Warrant Agreement, dated August 25, 2021, by and among Rocket Lab USA, Inc. (f/k/a Vector Acquisition Corporation), Continental, and American Stock Transfer & Trust Company, LLC (“AST”), as successor warrant agent (as so amended, the “Warrant Agreement”), as part of the units sold in the Company’s initial public offering (the “IPO”) and that remain outstanding at 5:00 p.m. New York City time on January 21, 2022 (the “Redemption Date”) for a redemption price of $0.10 per Public Warrant. In addition, the Company announced that it will redeem all of its outstanding warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) on the same terms as the outstanding Public Warrants. In connection with the redemption, AST previously delivered a redemption notice (the “Redemption Notice”) on the Company’s behalf, and the Company committed to inform holders of Warrants of the calculation of the Redemption Fair Market Value (as defined in the Warrant Agreement).

As warrant agent, AST has delivered a notice to each of the registered holders of the outstanding Warrants on behalf of the Company informing holders:

•	that the Redemption Fair Market Value is $11.57; and

•	as a result, holders who exercise their Warrants on a “cashless basis” will be entitled to receive 0.2843 shares of Common Stock per Warrant.

Any Warrants that remain unexercised following 5:00 p.m. New York City time on January 21, 2022 will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

For additional information, including information on how holders may exercise their Warrants, see the Redemption Notice. A copy of the Redemption Notice and Redemption Fair Market Value Notice may be found on the Company’s investor relations website at https://investors.rocketlabusa.com. Questions regarding the exercise of warrants may be directed to the Company’s warrant agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449 or by email at ReorgWarrants@astfinancial.com.

None of the Company, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise or refrain from exercising any Warrants.

A combined prospectus dated as of October 7, 2021, as supplemented from time to time, covering the Common Stock issuable upon the exercise of the Warrants is included as part of a registration statement (Registration No. 333-257440) initially filed with the Securities and Exchange Commission (the “SEC”) on June 25, 2021 and originally declared effective by the SEC on July 21, 2021 and amended by a post-effective amendment pursuant to Rule 429 under the Securities Act of 1933, as amended, that became automatically effective with the Company’s registration statement (Registration No. 333-259797) declared effective by the SEC on October 7, 2021. The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from the Company’s investor relations website at https://investors.rocketlabusa.com.

This press release does not and will not constitute an offer to sell, or the solicitation of an offer to buy, Warrants, any shares of Rocket Lab Common Stock, or any other securities, nor will there be any sale of the Warrants or any such shares or other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

ENDS

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, spacecraft components, satellites and other spacecraft and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron 8-ton payload class launch vehicle. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 109 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand, one of which is currently operational, and a second launch site in Virginia, USA which is expected to become operational in early 2022. To learn more, visit www.rocketlabusa.com.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements, including without limitation expectations regarding the timing, completion, and benefit of the SolAero acquisition, are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the global COVID-19 pandemic, including risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, satellites and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated timeframe or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in the prospectus dated October 7, 2021 related to our Registration Statement on Form S-1 (File No. 333-259757), which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) on October 7, 2021 and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.